UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2026

CAREDX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8000 Marina Boulevard
Brisbane, California 94005
(Address of Principal Executive Offices) (Zip Code)
(415) 287-2300
Registrant’s telephone number, including area code
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 7, 2026, CareDx, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting the completion of its acquisition of Naveris, Inc., a Delaware corporation (“Naveris”). In order to comply with the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, the Company hereby amends Item 9.01 of the Original 8-K for the purpose of filing the historical financial statements of Naveris and the related pro forma financial information in accordance with Article 11 of Regulation S-X, which were not previously filed with the Original 8-K. This amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to the information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

The audited financial statements of Naveris as of December 31, 2025 and for the year ended December 31, 2025, together with the notes thereto and the independent auditors’ report thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

The unaudited financial statements of Naveris as of and for the three months ended March 31, 2026 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026 and unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2025 and the three months ended March 31, 2026 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Financial statements of Naveris, Inc., as of December 31, 2025 and for the year ended December 31, 2025, together with the notes thereto and the independent auditors’ report thereon.
99.2	Unaudited Condensed Consolidated Financial Statements, for Naveris, Inc., as of and for the three months ended March 31, 2026.
99.3	Unaudited Pro Forma Condensed Combined Financial Information.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREDX, INC.

Date: September 16, 2026	By:	/s/ JOHN HANNA
John W. Hanna
President, Chief Executive Officer and Director